                                                                      Exhibit 24





                              Powers of Attorney
                                    Follow

                                                                      EXHIBIT 24
                                                                      ----------

                               POWER OF ATTORNEY
                               -----------------


         I hereby appoint JAMES N. ROETHE, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1996, and any amendments.

Dated:  January 9     , 1997
       ---------------


                               /s/ JOSEPH F. ALIBRANDI
                              -----------------------------
                                  Joseph F. Alibrandi



[BAC-Form 10-K: Director]

4011513

                                                                    EXHIBIT 24
                                                                    ----------


                               POWER OF ATTORNEY
                               -----------------


         I hereby appoint JAMES N. ROETHE, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1996, and any amendments.

Dated:   January 9    , 1997
       ---------------


                                   /s/ JILL E. BARAD
                                ------------------------------
                                     Jill E. Barad



[BAC-Form 10-K: Director]

4011513

                                                                    EXHIBIT 24
                                                                    ----------


                               POWER OF ATTORNEY
                               -----------------


         I hereby appoint JAMES N. ROETHE, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1996, and any amendments.

Dated:   January 9    , 1997
       ---------------


                                   /s/ PETER B. BEDFORD
                                ------------------------------
                                     Peter B. Bedford



[BAC-Form 10-K: Director]

4011513

                                                                    EXHIBIT 24
                                                                    ----------


                               POWER OF ATTORNEY
                               -----------------


         I hereby appoint JAMES N. ROETHE, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1996, and any amendments.

Dated:   January 6    , 1997
       ---------------


                                 /s/ ANDREW F. BRIMMER
                               ------------------------------
                                    Andrew F. Brimmer



[BAC-Form 10-K: Director]

4011513

                                                                    EXHIBIT 24
                                                                    ----------


                               POWER OF ATTORNEY
                               -----------------


         I hereby appoint JAMES N. ROETHE, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1996, and any amendments.

Dated:   January 5    , 1997
       ---------------


                                 /s/ RICHARD A. CLARKE
                               ------------------------------
                                    Richard A. Clarke



[BAC-Form 10-K: Director]

4011513

                                                                    EXHIBIT 24
                                                                    ----------


                               POWER OF ATTORNEY
                               -----------------


         I hereby appoint JAMES N. ROETHE, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1996, and any amendments.

Dated:   January 9    , 1997
       ---------------


                                 /s/ TIMM F. CRULL
                               ------------------------------
                                    Timm F. Crull



[BAC-Form 10-K: Director]

4011513

                                                                    EXHIBIT 24
                                                                    ----------


                               POWER OF ATTORNEY
                               -----------------


         I hereby appoint JAMES N. ROETHE, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1996, and any amendments.

Dated:    Jan. 5      , 1997
       ---------------


                               /s/ KATHLEEN FELDSTEIN
                              ------------------------------
                                  Kathleen Feldstein



[BAC-Form 10-K: Director]

4011513

                                                                    EXHIBIT 24
                                                                    ----------


                               POWER OF ATTORNEY
                               -----------------


         I hereby appoint JAMES N. ROETHE, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1996, and any amendments.

Dated:      1-6          , 1997
       ------------------


                                 /s/ DONALD E. GUINN
                               ------------------------------
                                    Donald E. Guinn



[BAC-Form 10-K: Director]

4011513

                                                                    EXHIBIT 24
                                                                    ----------


                               POWER OF ATTORNEY
                               -----------------


         I hereby appoint JAMES N. ROETHE, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1996, and any amendments.

Dated:       1/3      , 1997
       ---------------


                                 /s/ FRANK L. HOPE, JR.
                               ------------------------------
                                    Frank L. Hope, Jr.



[BAC-Form 10-K: Director]

4011513

                                                                    EXHIBIT 24
                                                                    ----------


                               POWER OF ATTORNEY
                               -----------------


         I hereby appoint JAMES N. ROETHE, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1996, and any amendments.

Dated:       1/6      , 1997
       ---------------


                             /s/ IGNACIO E. LOZANO, JR.
                             ------------------------------
                                 Ignacio E. Lozano, Jr.



[BAC-Form 10-K: Director]

4011513

                                                                    EXHIBIT 24
                                                                    ----------


                               POWER OF ATTORNEY
                               -----------------


         I hereby appoint JAMES N. ROETHE, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1996, and any amendments.

Dated:   January 9    , 1997
       ---------------


                               /s/ WALTER E. MASSEY
                              ------------------------------
                                  Walter E. Massey



[BAC-Form 10-K: Director]

4011513

                                                                    EXHIBIT 24
                                                                    ----------


                               POWER OF ATTORNEY
                               -----------------


         I hereby appoint JAMES N. ROETHE, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1996, and any amendments.

Dated:     Jan. 3     , 1997
       ---------------


                                 /s/ JOHN M. RICHMAN
                               ------------------------------
                                    John M. Richman



[BAC-Form 10-K: Director]

4011513

                                                                    EXHIBIT 24
                                                                    ----------


                               POWER OF ATTORNEY
                               -----------------


         I hereby appoint JAMES N. ROETHE, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1996, and any amendments.

Dated:       1/6      , 1997
       ---------------


                               /s/ RICHARD M. ROSENBERG
                              ------------------------------
                                  Richard M. Rosenberg



[BAC-Form 10-K: Director]

4011513

                                                                    EXHIBIT 24
                                                                    ----------


                               POWER OF ATTORNEY
                               -----------------


         I hereby appoint JAMES N. ROETHE, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1996, and any amendments.

Dated:   January 7    , 1997
       ---------------


                                 /s/ A. MICHAEL SPENCE
                               ------------------------------
                                    A. Michael Spence



[BAC-Form 10-K: Director]

4011513

                                                                    EXHIBIT 24
                                                                    ----------


                               POWER OF ATTORNEY
                               -----------------


         I hereby appoint JAMES N. ROETHE, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1996, and any amendments.

Dated:   January 9    , 1997
       ---------------


                               /s/ SOLOMON D. TRUJILLO
                              ------------------------------
                                  Solomon D. Trujillo



[BAC-Form 10-K: Director]

4011513